Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2018
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

1.Summary of Significant Accounting Policies

NATURE OF OPERATIONS

We operate through our two wholly-owned subsidiaries: VITAS Healthcare Corporation (“VITAS”) and Roto-Rooter Group, Inc. (“Roto-Rooter”). VITAS focuses on hospice care that helps make terminally ill patients' final days as comfortable as possible. Through its team of doctors, nurses, home health aides, social workers, clergy and volunteers, VITAS provides direct medical services to patients, as well as spiritual and emotional counseling to both patients and their families. Roto-Rooter provides plumbing, drain cleaning and water restoration services to both residential and commercial customers. Through its network of company-owned branches, independent contractors and franchisees, Roto-Rooter offers plumbing, drain cleaning service and water restoration to approximately 90% of the U.S. population.

PRINCIPLES OF ACCOUNTING

The consolidated financial statements have been prepared on a going-concern basis.  Management has adopted the evaluation requirements of Accounting Stanadards Update “ASU No. 2014-15 – Presentation of Financial Statements – Going Concern”.

The consolidated financial statements include the accounts of Chemed Corporation and its wholly owned subsidiaries.  All intercompany transactions have been eliminated.  We have analyzed the provisions of the Financial Accounting Standards Board (“FASB”) authoritative guidance on the consolidation of variable interest entities relative to our contractual relationships with Roto-Rooter’s independent contractors and franchisees.  The guidance requires the primary beneficiary of a Variable Interest Entity (“VIE”) to consolidate the accounts of the VIE. We have concluded that neither the independent contractors nor the franchisees are VIEs.

Certain reclassifications have been made to prior year financial statements to conform to current presentation.

CASH EQUIVALENTS

Cash equivalents comprise short-term, highly liquid investments, including money market funds that have original maturities of three months or less.

CONCENTRATION OF RISK

As of December 31, 2018 and 2017, approximately 68% and 59%, respectively, of VITAS’ total accounts receivable balance were due from Medicare and 26% and 32%, respectively, of VITAS’ total accounts receivable balance were due from various state Medicaid or managed Medicaid programs.  Combined accounts receivable from Medicare, Medicaid, and managed Medicaid represent approximately 75% of the consolidated net accounts receivable in the accompanying consolidated balance sheets as of December 31, 2018.

As further described in Note 18, we had agreements with a vendor to provide specified pharmacy services for VITAS and its hospice patients.  In 2018 and 2017, respectively, purchases made from this vendor represent 99% and 85%, respectively, of all pharmacy services used by VITAS.

INVENTORIES

Substantially all of the inventories are either general merchandise or finished goods.  Inventories are stated at the lower of cost or net realizable value.  For determining the value of inventories, cost methods that reasonably approximate the first-in, first-out (“FIFO”) method are used.

DEPRECIATION AND PROPERTIES AND EQUIPMENT

Depreciation of properties and equipment is computed using the straight-line method over the estimated useful lives of the assets.  Leasehold improvements are amortized over the lesser of the remaining lease terms (excluding option terms) or their useful lives.  Expenditures for maintenance, repairs, renewals and betterments that do not materially prolong the useful lives of the assets are expensed as incurred. The cost of property retired or sold and the related accumulated depreciation are removed from the accounts, and the resulting gain or loss is reflected currently in other operating expense or other income, net.

Expenditures for major software purchases and software developed for internal use are capitalized and depreciated using the straight-line method over the estimated useful lives of the assets.  For software developed for internal use, external direct costs for materials and services and certain internal payroll and related fringe benefit costs are capitalized in accordance with the FASB’s authoritative guidance on accounting for the costs of computer software developed or obtained for internal use.

The weighted average lives of our property and equipment at December 31, 2018, were:

Buildings and building improvements	32.8	yrs.
Transportation equipment	10.5
Machinery and equipment	5.1
Computer software	4.6
Furniture and fixtures	4.8

GOODWILL AND INTANGIBLE ASSETS

The table below shows a rollforward of Goodwill (in thousands):

		Roto-
	Vitas	Rooter	Total
Balance at December 31, 2016	$328,301	$144,065	$472,366
Business combinations	-	4,396	4,396
Foreign currency adjustments	-	125	125
Balance at December 31, 2017	$328,301	$148,586	$476,887
Business combinations	5,030	28,780	33,810
Foreign currency adjustments	-	(127)	(127)
Balance at December 31, 2018	$333,331	$177,239	$510,570

Identifiable, definite-lived intangible assets arise from purchase business combinations and are amortized using either an accelerated method or the straight-line method over the estimated useful lives of the assets.  The selection of an amortization method is based on which method best reflects the economic pattern of usage of the asset.  Reacquired franchise rights are amortized over the remaining term of the franchise agreement at the time of acquisition.  The weighted average lives of our identifiable, definite-lived intangible assets at December 31, 2018, were:

Covenants not to compete	6.5	yrs.
Reacquired franchise rights	7.9
Referral networks	10.0
Customer lists	12.0

The date of our annual goodwill and indefinite-lived intangible asset impairment analysis is October 1.  The VITAS trade name is considered to have an indefinite life.  We also capitalize the direct costs of obtaining licenses to operate either hospice programs or plumbing operations subject to a minimum capitalization threshold.  These costs are amortized over the life of the license using the straight-line method.  Certificates of Need (“CON”), which are required in certain states for hospice operations, are generally granted without expiration and thus, we believe them to be indefinite-lived assets subject to impairment testing.

We consider that Roto-Rooter Corp. (“RRC”), Roto-Rooter Services Co. (“RRSC”) and VITAS are appropriate reporting units for testing goodwill impairment.  We consider RRC and RRSC separate reporting units but one operating segment.  This is appropriate as they each have their own set of general ledger accounts that can be analyzed at “one level below an operating segment” per the definition of a reporting unit in FASB guidance.

We completed our qualitative analysis for impairment of goodwill and our indefinite-lived intangible assets as of October 1, 2018.  Based on our assessment, we do not believe that it is more likely than not that our reporting units or indefinite-lived assets fair values are less than their carrying values.

LONG-LIVED ASSETS

If we believe a triggering event may have occurred that indicates a possible impairment of our long-lived assets, we perform an estimate and valuation of the future benefits of our long-lived assets (other than goodwill, the VITAS trade name and capitalized CON costs) based on key financial indicators. If the projected undiscounted cash flows of a major business unit indicate that properties and equipment or identifiable, definite-lived intangible assets have been impaired, a write-down to fair value is made.

OTHER ASSETS

Debt issuance costs are included in other assets.  Issuance costs related to revolving credit agreements are amortized using the straight-line method, over the life of the agreement.  All other issuance costs are amortized using the effective interest method over the life of the debt.  There are no amounts included in other assets that individually exceed 5% of total assets.

SALES TAX

The Roto-Rooter segment collects sales tax from customers when required by state and federal laws.  We record the amount of sales tax collected net in the accompanying consolidated statements of income.

OPERATING EXPENSES

Cost of services provided and goods sold (excluding depreciation) includes salaries, wages and benefits of service providers and field personnel, material costs, medical supplies and equipment, pharmaceuticals, insurance costs, service vehicle costs and other expenses directly related to providing service revenues or generating sales.  Selling, general and administrative expenses include salaries, wages, stock-based compensation expense and benefits of selling, marketing and administrative employees, advertising expenses, communications and branch telephone expenses, office rent and operating costs, legal, banking and professional fees and other administrative costs.  The cost associated with VITAS sales personnel is included in cost of services provided and goods sold (excluding depreciation).

ADVERTISING

We expense the production costs of advertising the first time the advertising takes place.  We pay for and expense the cost of internet advertising and placement on a “per click” basis.  Similarly, the majority of our telephone directory listings are paid for and expensed on a “cost per call” basis. For those directories that are not on this billing basis, the cost of the directory is expensed when the directories are placed in circulation.  Advertising expense for the year ended December 31, 2018, was $47.0 million (2017 – $40.9 million; 2016 - $37.2 million).

COMPUTATION OF EARNINGS PER SHARE

In March 2016, the FASB issued Accounting Standards Update “ASU No. 2016-09 - Compensation – Stock Compensation” which is part of the FASB’s Simplification Initiative.  The object of this initiative is to identify, evaluate, and improve specific areas of financial reporting. The areas of simplification in this initiative involve several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows.  The guidance was effective for fiscal years beginning after December 15, 2016.  We adopted the applicable provisions of ASU 2016-09 on a prospective basis.  The impact of this ASU on our financial statements for the year ended December 31, 2018 was to decrease our income tax expense by $22.9 million as the result of excess tax benefits on stock based compensation being recorded on the statements of income. This, combined with the required change in diluted share count, resulted in an increase to basic and diluted earnings per share of $1.42 and $1.27, respectively. The impact of this ASU on our financial statements for the year ended December 31, 2017 was to decrease our income tax expense by $18.9 million as the result of excess tax benefits on stock based compensation being recorded on the statements of income. This, combined with the required change in diluted share count, resulted in an increase to basic and diluted earnings per share of $1.18 and $1.08, respectively.

OTHER CURRENT LIABILITIES

There are no amounts included in other current liabilities that individually exceed 5% of total current liabilities.

OTHER LIABILITIES (NON-CURRENT)

There are no amounts included in other liabilities that individually exceed 5% of total liabilities.

STOCK-BASED COMPENSATION PLANS

Stock-based compensation cost is measured at the grant date, based on the fair value of the award and recognized as expense over the employee’s requisite service period on a straight-line basis.

   INSURANCE ACCRUALS

For our Roto-Rooter segment and Corporate Office, we initially self-insure for all casualty insurance claims (workers’ compensation, auto liability and general liability).  As a result, we closely monitor and frequently evaluate our historical claims experience to estimate the appropriate level of accrual for self-insured claims.  Our third-party administrator (“TPA”) processes and reviews claims on a monthly basis.  Currently, our exposure on any single claim is capped by stop-loss coverage at $750,000.  In developing our estimates, we accumulate historical claims data for the previous 10 years to calculate loss development factors (“LDF”) by insurance coverage type.  LDFs are applied to known claims to estimate the ultimate potential liability for known and unknown claims for each open policy year.  LDFs are updated annually.  Because this methodology relies heavily on historical claims data, the key risk is whether the historical claims are an accurate predictor of future claims exposure.  The risk also exists that certain claims have been incurred and not reported on a timely basis.  To mitigate these risks, in conjunction with our TPA, we closely monitor claims to ensure timely accumulation of data and compare claims trends with the industry experience of our TPA.

For the VITAS segment, we initially self-insure for workers’ compensation claims.  Currently, VITAS’ exposure on any single claim is capped by stop-loss coverage at $1,000,000. For VITAS’ self-insurance accruals for workers’ compensation, the valuation methods used are similar to those used internally for our other business units.  We are also insured for other risks with respect to professional liability with a deductible of $750,000.

Our casualty insurance liabilities are recorded gross before any estimated recovery for amounts exceeding our stop loss limits.  Estimated recoveries from insurance carriers are recorded as accounts receivable.  Claims experience adjustments to our casualty and workers’ compensation accrual for the years ended December 31, 2018, 2017 and 2016, were net pretax debits/(credits) of ($3,437,000), ($1,800,000), and $1,147,000 respectively.

TAXES ON INCOME

On December 22, 2017, the President of the United States signed into law H.R.1, “An Act to Provide for Reconciliation Pursuant to Titles II and V of the Concurrent Resolution on the Budget for Fiscal Year 2018” (previously known as “The Tax Cuts and Jobs Act”) or (the “Act”). The Act amends the Internal Revenue Code to reduce tax rates and modify policies, credits, and deductions for individuals and businesses. For businesses, U.S. generally accepted accounting principles requires resulting tax effects for the Act, to be recorded in the reporting period of enactment.

The SEC issued SAB 118, which provides guidance on accounting for the Act’s impact. Under SAB 118, an entity would use something similar to the measurement period in a business combination, not to exceed one year. For matters that have not been completed, the Company would recognize provisional amounts to the extent that they are reasonably estimable, adjust them over time as more information becomes available, and disclose this information in its financial statements.

Our accounting for all elements of the Tax Act is complete. The Company did not record any material changes to the provisional amounts previously recorded, net benefit recorded in 2017 of $8.3 million. The Company also determined new rules, such as the Global Intangible Low-Taxed Income (GILTI) and Base Erosion and Anti-Abuse Tax (BEAT), have no material impact to the financial statements.

Historically, the Company has not provided for deferred taxes on undistributed earnings because such earnings are considered to be indefinitely reinvested outside of the U.S. The Company continues this assertion that foreign earnings are permanently reinvested under the Act.

The Act provides for 100 percent bonus depreciation on personal tangible property expenditures starting September 27, 2017 through 2022. The bonus depreciation percentage is phased down from 100 percent beginning in 2023 through 2026. The Company expects to take full benefit of these bonus depreciation rules.

The IRS and other tax authorities are still issuing guidance on the Act, through various regulations some of which are still proposed and not final. The Company will implement any changes related to finalized regulations and other guidance in the period issued.

Deferred taxes are provided on an asset and liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amount of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in our opinion, it is more likely than not that some portion or all of the deferred tax assets will not be realized due to insufficient taxable income within the carryback or carryforward period available under the tax laws. Deferred tax assets and liabilities are adjusted for the effects of changes in law and rates on the date of enactment.

We are subject to income taxes in Canada, U.S. federal and most state jurisdictions. Judgement is required to determine our provision for income taxes. Our financial statements reflect expected future tax consequences of such uncertain positions assuming the taxing authorities’ full knowledge of the position and all relevant facts.

CONTINGENCIES

As discussed in Note 17, we are subject to various lawsuits and claims in the normal course of our business.  In addition, we periodically receive communications from governmental and regulatory agencies concerning compliance with Medicare and Medicaid billing requirements at our VITAS subsidiary.  We establish reserves for specific, uninsured liabilities in connection with regulatory and legal action that we deem to be probable and reasonably estimable.  We record legal fees associated with legal and regulatory actions as the costs are incurred.  We disclose material loss contingencies that are probable but not reasonably estimable and those that are at least reasonably possible.

ESTIMATES

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.  Disclosures of after-tax expenses and adjustments are based on estimates of the effective income tax rates for the applicable segments.